Long Term Investments	12 Months Ended
Dec. 31, 2023
Long Term Investments
Long Term Investments

Note 17 - Long Term Investments

On January 10, 2018, the Company invested approximately $16.9 million (or RMB120 million) to acquire 18% equity interest in Libo Haokun Stone Co., Ltd. (“Libo Haokun”). Libo Haokun holds a government-issued permit and has the exclusive right to mine a 0.11‑square-kilometer marble quarry in the central area of Guizhou province, China. Libo Haokun obtained the permit to mine the quarry from the local government in September 2016. The permit was renewed in July 2020 and is further renewable by July 2023. On October 16, 2023, the government has approved to extend the right for 5 more years.

On November 29, 2019, the Company entered into an investment agreement (the “Investment Agreement”) with Jingning Zhonggang Mining Co., Ltd. (“Jingning Zhonggang”) through Lishui Tantech to acquire 18% of the equity interest of Fuquan Chengwang Mining Co., Ltd. (“Fuquan Chengwang”), a wholly-owned subsidiary of Jingning Zhonggang, at a price of $6.5 million (RMB46.32 million). The consideration equals 18% of RMB257.35 million, the value of the mining right under a permit being renewed by Fuquan Chengwang according to an evaluation report. Fuquan Chengwang is a basalt mining company.

Pursuant to the Investment Agreement, Tantech is obligated to pay the consideration within 30 days after Fuquan Chengwang completes the recording process with the local industrial and commerce administration for transfer of the share ownership. Pursuant to the Investment Agreement, after the transfer of the 18% share ownership, if the value of Fuquan Chengwang is lower than RMB 257.35 million according to the financial statements audited by an accounting firm approved by the Tantech, Jingning Zhonggang will be obligated to refund to Tantech the overpaid amount. The payment could be in the form of cash, shares, or other assets with the same value, as selected by Tantech.

After a series of transactions and reorganization, as of December 31, 2019, the Company and Jingning Zhonggang owns 18% and 82% of Libo Haokun, respectively, through Jingning Meizhongkuang Industry Co., Ltd. (“Jingning Meizhongkuang”). Jingning Meizhongkuang owns 100% of Fuquan Chengwang. The Agreements would enable Tantech to indirectly hold a 18% stake in Fuquan Chengwang through holding 18% of the equity interest of Jingning Meizhongkuang.

On April 3, 2020, Lishui Ansheng Energy Technology Co., a third party, signed an investment agreement with Jingning Meizhongkuang to invest in Fuquan Chengwang by paying $6.5 million (RMB46.5 million) to exchange 18% of the interest of Fuquan Chengwang. After the transaction, the Company’s indirect interest in Fuquan Chengwang was diluted from 18% to 14.76% through holding 18% of the equity interest of Jingning Meizhongkuang.

Fuquan Chengwang received the renewed mining permit in March 2021, and expiration date is March 2024. The mining permit provides it the right to mine a 0.2607-square-kilometer basalt quarry in Fuquan City, Guizhou Province, China.

Due to the fact that the Company did not have significant influence over the equity investees, the investments were accounted for using the cost method. For the years ended December 31, 2023, 2022 and 2021, the Company did not recognize any impairment losses for the long-term investments.